Exhibit 99.1

Investor Relations Contact:
Isabell Novakov
214-252-4029
inovakov@plainscapital.com

Hilltop Holdings Inc. Announces $30 Million Stock Repurchase Program

DALLAS — (BUSINESS WIRE) May 18, 2015 — Hilltop Holdings Inc. (NYSE: HTH) (“Hilltop”) today announced the approval of a stock repurchase program, authorizing Hilltop to repurchase in the aggregate up to $30 million of its outstanding common stock.

Under the program authorized, Hilltop may repurchase shares in open-market purchases or through privately negotiated transactions as permitted under Rule 10b-18 promulgated under the Securities Exchange Act of 1934. The extent to which Hilltop repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations, as determined by Hilltop’s management team. The purchases will be funded from available cash balances.

About Hilltop

Hilltop Holdings is a Dallas-based financial holding company. Through its wholly owned subsidiary, PlainsCapital Corporation, a regional commercial banking franchise, it has two operating subsidiaries: PlainsCapital Bank and PrimeLending. Under Hilltop Securities Holdings LLC, First Southwest, Southwest Securities and SWS Financial Services provide a full complement of securities brokerage, institutional and investment banking services in addition to clearing services and retail financial advisory. Through Hilltop Holdings’ other wholly owned subsidiary, National Lloyds Corporation, it provides property and casualty insurance through two insurance companies, National Lloyds Insurance Company and American Summit Insurance Company. At March 31, 2015, Hilltop employed approximately 5,300 people and operated approximately 450 locations in 44 states. Hilltop Holdings’ common stock is listed on the New York Stock Exchange under the symbol “HTH.” Find more information at Hilltop-Holdings.com, PlainsCapital.com, Firstsw.com and Swst.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Hilltop’s actual results, performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and, except as required by law, Hilltop does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, Hilltop’s plans, objectives, expectations and intentions and other statements that are not historical facts, including statements related to the authorized stock repurchase program. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) risks associated with merger and acquisition integration, including the diversion of management time on acquisition-related issues and Hilltop’s ability to promptly and effectively integrate its businesses with those of SWS and achieve the synergies and value creation contemplated by the acquisition; (ii) Hilltop’s ability to estimate loan losses; (iii) changes in the default rate of Hilltop’s loans; (iv) risks associated with concentration in real estate related loans; (v) Hilltop’s ability to obtain reimbursements for losses on acquired loans under loss-share agreements with the Federal Deposit Insurance Corporation; (vi) changes in general economic, market and business conditions in areas or markets where Hilltop competes; (vii) severe catastrophic events in Texas and other areas of the southern United States; (viii) changes in the interest rate environment; (ix) cost and availability of capital; (x) changes in state and federal laws, regulations or policies affecting one or more of Hilltop’s business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (xi) Hilltop’s ability to use net operating loss carry forwards to reduce future tax payments; (xii) approval of new, or changes in, accounting policies and practices; (xiii) changes in key management; (xiv) competition in Hilltop’s banking, broker-dealer, mortgage origination, and insurance segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders, government agencies and insurance companies; (xv) failure of Hilltop’s insurance segment reinsurers to pay obligations under reinsurance contracts; and (xvi) Hilltop’s ability to use excess cash in an effective manner, including the execution of successful acquisitions. For further discussion of such factors, see the risk factors described in the Hilltop Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

Source: Hilltop Holdings Inc.